EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of November 16, 2007.

OAKTREE CAPITAL MANAGEMENT, L.P.

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Managing Director and General Counsel

By:		/s/ Shahram Haghighi
	Name:	Shahram Haghighi
	Title:	Vice President, Legal

OAKTREE HOLDINGS, INC.

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Sole Director, Vice President and Secretary

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

Signature Page to Joint Filing Agreement

OAKTREE CAPITAL GROUP, LLC

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Senior Vice President and Secretary

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Managing Director and General Counsel

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Managing Director and General Counsel

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Senior Vice President

Signature Page to Joint Filing Agreement

OAKTREE FUND GP I, L.P.

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Authorized Signatory

By:		/s/ Shahram Haghighi
	Name:	Shahram Haghighi
	Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC
Its: General Partner

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Vice President and Secretary

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Vice President and Secretary

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

Signature Page to Joint Filing Agreement

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:		/s/ Todd Molz
	Name:	Todd Molz
	Title:	Senior Vice President and Secretary

By:		/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

Signature Page to Joint Filing Agreement